UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2006

AURELIO RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50931
(Commission File Number)

33-1086828
(IRS Employer Identification No.)

Suite 1802, 888 Pacific Street, Vancouver, British Columbia, V6Z 2S6, Canada
(Address of principal executive offices and Zip Code)

(604) 619-6328
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

The Company has engaged Mason Russell West, Certified Public Accountants, of Littleton, Colorado, as its principal independent auditors effective August 9, 2006. The Company's former principal independent auditors were Dohan and Company, CPA. Concurrent with the appointment of Mason Russell West, Dohan and Company have resigned as principal independent auditors of the Company effective August 9, 2006. The decision to change principal independent auditors has been approved by the Company’s board of directors.

The report of Dohan and Company dated July 19, 2005 on the balance sheet of the Company for the year ended May 31, 2005, the related statement of stockholders' equity for the period from February 19, 2004

(inception) to May 31, 2005 and the related statements of operations and cash flows for the year ended May 31, 2005, the period from February 19, 2004 (inception) to May 31, 2004 and for the period from February 19, 2004 (inception) to May 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

In connection with the audit of the year ended May 31, 2005, the period from February 19, 2004 (inception) to May 31, 2004 and the period from February 19, 2004 (inception) to May 31, 2005 and during the subsequent interim period through to the date of their resignation, there were no disagreements with Dohan and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Dohan and Company would have caused them to make reference thereto in their reports on the Company’s audited financial statements.

The Company has provided Dohan and Company with a copy of the foregoing disclosures and has requested in writing that Dohan and Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from Dohan and Company wherein they have confirmed their agreement to the Company’s disclosures. A copy of Dohan and Company’s letter has been filed as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

16.1	Letter dated August 10, 2006 from Dohan and Company, CPA, independent registered public accountants regarding our change in independent registered public accounting firms

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURELIO RESOURCE CORP.

/s/ Paul Fong

By: Paul Fong
President
Date: August 11, 2006